UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2014

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2014 (the “Effective Date”), the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) amended and restated The Coca-Cola Company 1989 Restricted Stock Award Plan (the “1989 Restricted Stock Plan”).  In addition, the Compensation Committee adopted (1) new form award agreements (the “1989 Award Agreements”) relating to performance share units and restricted stock units under the 1989 Restricted Stock Plan and (2) a new form award agreement (the “2008 Award Agreement” and together with the 1989 Awards Agreements, the “Award Agreements”) relating to stock option awards under The Coca-Cola Company 2008 Stock Option Plan (the “2008 Stock Option Plan,” and together with the 1989 Restricted Stock Plan, the “Plans”).

The 1989 Restricted Stock Plan was amended to clarify the holding period provision in the Addendum related to French tax residents.  The 1989 Award Agreements were adopted to clarify certain matters applicable to French tax residents, to provide country-specific provisions in a single form, to provide language for awards based on a particular geography, to simplify the release provisions in connection with certain former employees and to clarify certain provisions related to termination of employment, as applicable.  The 2008 Award Agreement was adopted to provide country-specific provisions in a single form and to clarify certain provisions related to termination of employment.

The amendments to the 1989 Restricted Stock Plan and adoption of the Award Agreements were approved by the Compensation Committee pursuant to the authority granted to the Compensation Committee under the terms of each of the respective Plans.  The nature of these amendments did not require shareowner approval under the terms of the Plans, applicable law or the rules of the New York Stock Exchange.

The foregoing descriptions of the amendment to the 1989 Restricted Stock Plan and the Award Agreements are qualified in their entirety by reference to the 1989 Restricted Stock Plan and Award Agreements, respectively, copies of which are attached hereto as Exhibits 10.1 through 10.4 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1        The Coca-Cola Company 1989 Restricted Stock Award Plan, as amended and restated through February 19, 2014

10.2        Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with the 1989 Restricted Stock Award Plan, as adopted February 19, 2014

10.3        Form of Restricted Stock Unit Agreement in connection with the 1989 Restricted Stock Award Plan, as adopted February 19, 2014

10.4        Form of Stock Option Agreement for grants under the 2008 Stock Option Plan, as adopted February 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 19, 2014	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and
Chief Legal Counsel